Earnings per share (Tables)	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Summary of earnings per share

	for the year ended December 31, 2023	for the year ended December 31, 2022	for the year ended December 31, 2021
Net loss for the period	$(31,600)	$(12,851)	$(38,339)
Less accumulated preferred dividend yield	—	—	(4,205)
Total	(31,600)	(12,851)	(42,544)
Weighted average number of shares (thousands)	124,001	119,076	99,261
Basic and diluted loss per share	$(0.25)	$(0.11)	$(0.43)